FILE NOS: 811-08617
                                    333-47541


                                   PROSPECTUS
                              Dated March 29, 1999

                         The Hughes Market Neutral Fund
                                  (the "Fund")
                        A Portfolio of Hughes Funds, Inc.


The Fund's investment objective is to achieve capital growth. The Fund is offered by Hughes Funds,Inc.(the "Company"), an open-end non-diversified management investment company.

The Fund offers three classes of shares so that you can choose the type of shares that best suits your investment needs. The Fund offers Class A shares, with a 3.75% front-end sales load, Class C shares, with a continuing annual 12b-1 fee of 1.00% and a No-Load Class that requires an initial minimum investment of $5,000.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses
Investment Objectives And Policies
Risk Factors
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Hughes Funds, Inc
Management of the Fund
Fund Service Providers
Federal Taxes
General Information
Distribution Fee
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY

The Fund's investment objective is capital growth. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks, options and futures contracts.

In order to achieve the Fund's investment objective, the Adviser will purchase or sell short equity, debt and index securities that appear to be under- or over-valued and will take an offsetting position in a related futures or options contract, thereby creating a "market neutral" hedge. A market neutral hedge is designed to minimize risk of price losses and achieve capital appreciation during flat or declining markets as well as in generally rising markets. However, these investment techniques may be unsuccessful during severe market corrections.

The principal risks of investing in the Fund are:

  You may lose money by investing in the Fund. The Fund invests in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The Fund may also sell short. This means that the Fund will sell securities it does not own in the expectation that it will buy them at a later time at a lower price. These transactions often require that the Fund borrow securities until the Fund buys back the security. The fund may experience difficulties in borrowing securities at an acceptable price, or for sufficient time periods.

  The Fund is subject to the risks associated with investing in futures and options. The primary risks associated with futures and options is an imperfect correlation between the price movement of the option or future and the price movement of the underlying security. When these securities do not move together, there is the risk that the Fund could lose money on both. An additional risk is the risk that the Fund will not be able to quickly and efficiently close out an option or futures position, or that an option will be exercised, causing the Fund to lose money on its underlying securities. Although the Adviser will invest in futures and options primarily as a tool to create a hedge against adverse price movements, investing in these instruments requires skills and knowledge that is different from those associated with investments in other securities.

  The Adviser may not be successful in creating a perfect market neutral hedge. There is always the risk that an offsetting futures or options contract will not correlate exactly to the underlying security. When that happens,price movements of the underlying security will not be completely offset by the related options or futures contract, and losses can occur.

  This is a new Fund. As a result, the Fund has no operating history relating to its intended investment program. You should be aware that this lack of operating history may pose additional risks.


  The Fund is appropriate for investors who want capital appreciation and are willing to accept moderate to high amounts of volatility and risk.



                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


Shareholder Fees:                             Class A     Class C     No-Load
(fees paid directly from your investment)
Maximum Sales Charges
Imposed on Purchases                           3.75%        NONE       NONE
(as a percentage of offering price)


Annual Fund Operating Expenses:               Class A     Class C     No-Load
(expenses that are deducted
from Fund assets)
Management Fees(1)                             1.00%       1.00%       1.00%
Distribution and/or Service (12b-1) Fees(2)     .25%       1.00%(3)     .25%
Other Expenses(4)                               .05%        .05%        .05%
                                               -----       ------      ------
Total Annual Fund                              1.30%       2.05%       1.30%
Operating Expenses

Example: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The Example below assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses that were described above remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Time Period                Class A     Class C    No-Load

One Year                    $502        $208       $132

Three Years                 $771        $663       $412

Because the Fund does not charge a redemption fee, you would pay the same fees set forth above even if you did not redeem your shares.

1. The Adviser has voluntarily agreed to waive its advisory fee and/or to reimburse the Fund, if necessary, if the advisory fee or expenses would cause the Total Fund Operating expenses to exceed 1.25% for the Class A or No-Load Class Shares and 2.00% for the Class C shares. The Adviser may revise or cancel these expense limitations at any time and will notify you of any such change.

2. You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

3. Includes a fee of 0.75% for distribution-related expenses and 0.25% for shareholder service expenses.

4. Because this is a new fund without a prior operating history, Other Expenses are estimated for the Fund's first fiscal year.


                       INVESTMENT OBJECTIVES AND POLICIES

Common Stock
The Fund seeks to realize capital appreciation by investing in a diversified portfolio of common stocks that are, in the Adviser's opinion, undervalued in the market. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

In choosing common stocks for the Fund's portfolio, the Adviser conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

Short Sales
The Fund may attempt to limit the Fund's exposure to a possible decline in the market value of portfolio securities through short sales of securities. The
Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of repalcement. Until the security is replaced, the Fund is required to pay the lender any accured interest or dividends and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

In addition to the short sales discussed above, the Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. The Fund may also engage in short sale transactions in securities listed on one or more national securities exchange or on NASDAQ.

Futures and Options On Securities
The Fund also seeks to achieve capital appreciation by entering into futures contracts relating to equity, debt and index securities, writing (i.e. sell) covered put and call options, and purchasing put and call options, on securities traded on a United States exchange or properly regulated over-the-counter market. Such options can include long-term options with durations of up to three years. The Fund intends to use futures and options transactions to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, and to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index.

Risk Factors. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

Under normal circumstances, the Adviser intends to utilize a combination of common stock, debt and index securities purchases and offsetting futures and options transactions to create a "market neutral hedge". A market neutral hedge means that, due to the nature and structure of the offsetting securities transactions, if the price of the common stock declines, that decline will be offset by a corresponding rise in the value of the related futures or options contract, and vice versa. The Adviser believes that investing in this manner will allow the Fund to achieve capital appreciation in both flat and declining markets, as well as in generally rising markets. However, you should be aware that such an investment strategy is potentially risky and involves specialized investment techniques not traditionally associated with investment companies.

Although the Fund will normally concentrate its investments as described above, if the Adviser believes that it will help the Fund achieve its investment objective, the Fund may also invest, without limit, in the following securities:

Preferred Stock
The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

Foreign Securities
The Fund may invest in securities of foreign issuers which are publicly traded on U.S. exchanges either directly or in the form of American Depository Receipts
(ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

Real Estate Investment Trusts
The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Money Market Funds
The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market fund). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Funds net assets and/or 3% of any one investment company's outstanding securities.

Restricted And Illiquid Securities
The Fund will not invest more than 15% of its net assets in securities that the Advisor determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions.

When-Issued Securities And Delayed-Delivery Transactions
The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Money Market Instruments
During periods when the Fund's Adviser deems it advisable for the Fund to be in a defensive posture, the Fund may invest, without limit, in "money market instruments," a term that includes, among other things, bank obligations (which include U.S. Dollar denominated certificates of deposit, bankers acceptances and time deposits issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion), commercial paper, obligations of the U.S. Government, its agencies and instrumentalities, and repurchase agreements backed by U.S. Government securities.


                                  RISK FACTORS

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. The Fund intends to engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities. The Fund has no operating history, and the Adviser has no previous experience advising this type of mutual fund.

The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. Over the short-term, stock prices can fluctuate dramatically in response to these factors. However, over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

A complete listing of the Fund's investment restrictions, including those that may be changed only by a vote of the Fund's shareholders, may be found in the Statement of Additional Information ("SAI") for the Fund.


                              INVESTING IN THE FUND

Opening And Adding To Your Account
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-446-2987. You may also purchase Fund shares through broker-dealers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares. Your purchase of Fund shares is subject to the following minimum investment amounts:

Minimum Investment       To Open Account     Additional Investments

Class A Shares
Regular Account             $2,500                  $500
IRAs                        $1,000                  $500

Class C Shares              $2,500                  $500
Regular Account             $1,000                  $500
IRAs

No-Load Shares
Regular Accounts            $5,000                  $1000
IRAs                        $1,000                  $500


         TO OPEN AN ACCOUNT              TO ADD TO ACCOUNT

By Mail  Complete an Account             Make your check payable to
         Registration Form, make         The Hughes Market Neutral Fund and
         a check payable to The          mail it to the address at left.
         Hughes Market Neutral Fund
         and mail the Form and check
         to Hughes Funds, Inc.           Please include your account
         c/o Mutual Shareholder          number on your check.
         Services, 1301 East Ninth       Or use the convenient form
         Street, Suite 3600, Cleveland,  attached to your regular
         OH  44114.                      Fund statement.

By Wire  Ask your bank to wire funds     Ask your bank to wire available funds
         to Account of UMB Bank,NA       to the location at the left, except
         ABA#101000695 Credit:           that the wire should note that it is
         Hughes Funds, Inc. Account#     to make a subsequent purchase rather
         744007006 Further credit The    than to open a new account.
         Hughes Market Neutral Fund
         The wire should state that
         you are opening a new account.
                                         Include your name and Fund account
                                         number.


By       Telephone transactions may not     Call 1-800-446-2987 to make
Tele-    be used for initial purchases      your purchase.
Phone    If you want to make subsequent
         transactions via telephone,
         please select this service on
         your account Registration Form.


Hughes Funds, Inc. wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements       After every transaction that affects your
                              account balance or your account registration.

Financial Reports             Semi-annually -- to reduce Fund expenses, only
                              one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by Mutual Shareholder Services, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Mutual Shareholder Services Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                    Mutual Shareholder Services
                    1301 East Ninth Street, Suite 3600
                    Cleveland, OH  44114

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Mutual Shareholder Services, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

The public offering price for Class A,Class C and No-Load shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The assets of the Fund are valued at market value or, if market quotes cannot be readily obtained, fair value is used as determined by the Board of Directors. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time. The public offering price for Class A shares is the NAV plus a sales charge of 3.75% of your investment.


                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
Sale requests should be mailed via U.S. mail or overnight courier service to:

          Mutual Shareholder Services
          1301 East Ninth Street, Suite 3600
          Cleveland, OH  44114

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees --
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

i)   if you change the ownership on your account;
ii) when you want the redemption proceeds sent to a different address than is registered on the account;
iii) if the proceeds are to be made payable to someone other than the account's owner(s);
iv)  any redemption transmitted by federal wire transfer to your bank; and
v) if a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $2,500 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-446-2987 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

Redemption At The Option Of The Fund
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.


                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Mutual Shareholder Services,1301 East Ninth Street, Suite 3600, Cleveland, OH 44114.

                               HUGHES FUNDS, INC.

Hughes Funds, Inc was organized on December 15, 1997 as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1998 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. It is authorized to issue 100,000,000 shares of .001 cent par value common capital stock. The Company's Articles of Incorporation permit its Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of 25,000,000 shares of The Hughes Market Neutral Fund, which are offered by this prospectus. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

Shareholder meetings will not be held unless required by Federal or State law or in connection with an undertaking given by the Fund (See Statement of Additional Information).

                             MANAGEMENT OF THE FUND

The business affairs of the Fund are managed under the general supervision of a Board of Directors.

Investment Adviser

Management Agreements: The Company has entered into an Investment Advisory Contract (the "Contract") with Hughes Investment Advisors LLC, (the "Adviser"), 741 Cox Road, Moorestown NJ 08057.

Charles J Hughes is the president of and controls the Adviser and is responsible for all its investment decisions, including the day-to-day management of the Fund. Mr. Hughes also serves as the President and as a Director of the Company. The Adviser manages the investment of the assets of the Fund in accordance with the Fund's investment objective, policies, and restrictions. The Adviser was formed on December 9, 1997 and registered as an Investment Advisory Firm with the Securities and Exchange Commission on March 13, 1998. The Advisor formerly operated as Hughes Trading L.L.C., and developed financial futures and timing model software for equity trading.

Mr. Hughes is the portfolio manager for the Fund. Mr. Hughes has been providing investment advice to the Fund since its inception. From 1994 through 1997, Mr. Hughes developed and implemented futures trading programs when the Advisor operated as Hughes Trading, LLC. During this period, he acted as a private investor for himself and members of his family. In addition, Mr. Hughes has been a commercial airline pilot for American Airlines since 1988. Although Mr. Hughes has extensive experience managing portfolios for himself and his family, Mr. Hughes does not have any previous experience in providing investment management services to any registered investment company.

The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

Operating Services Agreement; the Company has also entered into an Operating Services Agreement with the Adviser where the Adviser will provide, or arrange to provide, essentially all other services needed to the Fund. These services include transfer agent, accounting, distribution and custodial services. The effect of the Investment Advisory Agreement and the Operating Services Agreement is to cap the Fund's normal operating expenses. These contracts do not cover expenses incurred by the Fund for taxes, interest, brokerage fees, legal expenses for litigation, and other extraordinary expenses.

The Adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets.

Under these agreements, the Adviser furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser also pays all expenses of marketing shares of the Fund, and related bookkeeping.


                             FUND SERVICE PROVIDERS

The Fund could not function without the services provided by certain companies. With the Board's permission, the Adviser and the Fund have entered into contracts with the following companies. All fees charged by these companies will be paid by the Adviser.

Custodian
UMB Bank, N.A., Kansas City, Missouri, holds the investments and other assets that the Fund owns. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian, and may be entered in the Federal Reserve Book Entry System, or the security depository system of The Depository Trust Company.

Transfer, Dividend Disbursing And Accounting Services Agent
Mutual Shareholder Services provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. Mutual Shareholders Services also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

                                  FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax adviser with specific reference to your own tax situation.

The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code") meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment investment company under the Code.

Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which you purchased and sold the shares.

Because your state and local taxes may be different than the federal taxes described above, you should see your tax adviser regarding these taxes.

                               GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the Fund may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                                DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to to which the Fund may incur shareholder servicing expenses of up to .25% per annum of the Fund's average daily net assets on all of its share classes.

The Fund has also adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .75% per annum of the Fund's average daily net assets on its Class C shares. This fee is available to broker, dealers and other persons who provide distribution and other services to the Fund to help sell Class C shares.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

Year 2000 Risks: As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.


                              FOR MORE INFORMATION

Statement of Additional                      By Mail:
Information (SAI)
                                          Hughes Funds, Inc.
The SAI contains more detailed            c/o Mutual Shareholder Services
Information on all aspects of the         1301 East Ninth Street, Suite 3600
Fund. A current SAI, Dated March 29,      Cleveland, OH  44114
1999, has been filed with the SEC
and is incorporated by reference          By Phone:  1-800-446-2987
into (is legally a part of) this
prospectus.
To request a free copy of the SAI,
Please contact the Fund:

Or you may view or obtain these
documents from the SEC.

In person:  at the SEC's Public
Reference Room in Washington, D.C.

By Phone:  1-800-SEC-0330

By Mail:  Public Reference Section,
Securities and Exchange Commission,
Washington, D.C.  20549-6009
(duplicating fee required)

On the Internet:  www.sec.gov



                         The Hughes Market Neutral Fund
                         c/o Mutual Shareholder Services
                       1301 East Ninth Street, Suite 3600
                              Cleveland, OH  44114
                                 1-800-446-2987



                           Investment Company Act No.
                                    811-08617


                   STATEMENT OF ADDITIONAL INFORMATION

                         Dated March 29, 1999


                     THE HUGHES MARKET NEUTRAL FUND
                             741 Cox Road
                         Moorestown NJ  08057

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Hughes Growth and Income Fund, Inc., dated March 31, 1999. Requests for copies of the Prospectus should be made by writing to Hughes Funds, Inc., 741 Cox Road, Moorestown NJ 08057 or by calling 609-234-3903.

                            TABLE OF CONTENTS
Investment Policies and Restrictions      Custodian
Investment Adviser                        Transfer Agent
Directors and Officers                    Administration
Performance Information                   Independent Accountants
Purchasing and Redeeming Shares           Independent Auditors Report*
Tax Information                           Financial Statements*
Portfolio Transactions                    Principal Holders of Securities

* to be filed by amendment

            INVESTMENT POLICIES AND RESTRICTIONS
The Fund's investment objective and the manner in which the Fund pursues its investment objective is discussed in the prospectus. The Fund's investment limitations and restrictions are listed below:

The Fund will not:

1. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

2. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

3. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

4. Make margin purchases of equity securities;

5. Invest in companies for the purpose of management or the exercise of control;

6. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements).

7. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Advisor.

8. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

9. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

10. Purchase warrants on securities.

11. Issue senior securities.

12. Invest in commodities, or futures and options on commodities.

13. Invest more than 25% of its net assets (valued at the time of investment) in securities of any one industry.

Restrictions 1 through 13 listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

The Fund may not:

a. Invest more than 15% of its net assets in securities that are not readily marketable;
b. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger,consolidation or other reorganization (in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Funds assets (valued at time of investment) in all investment company securities purchased by the Fund);
c. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

                         INVESTMENT ADVISER
Information on the Fund's investment adviser, Hughes
Investment Advisors LLC, is set forth in the prospectus.

The adviser is a New Jersey Limited Liability Company. Charles J Hughes is the President with a 51% interest in the company and his brother Daniel J Hughes is a member of the company with a 49% interest. Although Mr. Hughes has extensive experience in managing personal investment portfolios for himself and his family, he does not have any previous experience in providing investment management services to any registered investment company.

The Advisory Agreement provides that the adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement expires on March 31, 2001, but may be continued from year to year so long as its continuance is approved annually (a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                   DIRECTORS AND OFFICERS
The board of directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Advisor subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below:

Name, Age, Address, Position            Principal Occupation For the
with Fund                               Last Five Years

Charles J Hughes   Age 48 *             Fund Adviser
741 Cox Road                            President Hughes Trading LLC since
Moorestown NJ 08057                     February, 1996. Pilot for American
President, Treasurer & Director         Airlines since 1988.
                                        BA Degree LaSalle University

Frank G Solecki    Age 52               Director of Manufacturing PCD
48 Cove Road                            Division of FMC Corporation
Moorestown NJ 08057                     BS Degree Penn State University
Secretary and Director

Neal K Smith       Age 47               Sales Engineer for Del-Val
144 Knotty Oak Dr.                      Equipment, Inc.
Mount Laurel NJ 08054                   BS Degree Grove City College
Director

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The Corporation was organized as a Maryland Corporation on December 15, 1997. The table below sets forth the compensation anticipated to be paid by the Corporation to each of the directors of the Corporation during the fiscal year ending June 30, 1999.

Name of Director    Compensation    Pension     Annual    Total Compensation
                    from Corp.      Benefits    Benefits  Paid to Director

Charles J Hughes        0              0           0            0

Frank G Solecki       $500             0           0          $500

Neal K Smith          $500             0           0          $500


               PRINCIPAL HOLDERS OF SECURITIES
Charles J Hughes and Daniel J. Hughes intend to purchase all of the outstanding shares of the Fund prior to the effective date of the Fund's registration and will be deemed initially to control the Fund.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                   PERFORMANCE INFORMATION
From time to time the Fund may quote total return figures.
"Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average
Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return
Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)[n]   = ERV

Where:    P =a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield = 2[(a-b/cd + 1)6 - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends
               d = the maximum offering price per share
                   on the last day of the period

Income taxes are not taken into account. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

               PURCHASING AND REDEEMING SHARES
Purchases and redemptions are discussed in the Fund's prospectus.

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York
Stock Exchange is open for trading.

                       TAX INFORMATION

Taxation Of The Fund. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other disposition of stock, securities, or other income dervied with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Taxation Of The Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.


                   PORTFOLIO TRANSACTIONS
The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. Since investment decisions are based on the anticipated contribution of a security to the Fund's investment objective, the rate of portfolio turnover is not a factor when the Adviser believes a change is in order to achieve those objectives. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                          CUSTODIAN
UMB Bank, N.A., Kansas City, Missouri, acts as custodian for the Fund. As such, it holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. UMB Bank does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                       TRANSFER AGENT
Mutual Shareholder Services acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser, dated March 31, 1999. Under the agreement, Mutual Shareholder Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

All fees charged by the transfer agent will be paid by the Adviser. For the services to be rendered as transfer agent, The Adviser shall pay mutual Shareholder Services an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                       ADMINISTRATION
Mutual Shareholder Services also acts as Administrator to the Fund pursuant to a written agreement with the Company and the Adviser, dated March 31, 1999. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The
Adviser shall pay mutual Shareholder Services an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

The Fund will distribute its own shares.

                          INDEPENDENT ACCOUNTANTS
DeAngelis & Higgins LLC, 39 North Main Street, Cranbury NJ 08512 has been selected as the independent accountants for the Fund. As such, DeAngelis & Higgins LLC performs audits of the Fund's financial statements.

                    FINANCIAL STATEMENTS

This is a new fund without an operating history, so it has no financial statements at this time. An amendment to the registration statement will be filed after six months to include the Fund's financial report of its operations for that time period.